Victory Portfolios II

VictoryShares ESG Core Plus Bond ETF (UBND)

Supplement dated January 23, 2023,

to the Summary Prospectus and Prospectus each dated November 1, 2022

Effective January 23, 2023, James F. Jackson, Jr., Senior Portfolio Manager and Head of Fixed Income Portfolio Management was named as co-Chief Investment Officer of USAA Investments, a Victory Capital Management Inc. Investment Franchise.

The following disclosure replaces the section titled "Management of the Fund – Portfolio Managers" of the Summary Prospectus and Prospectus.

Portfolio Managers

	Title	Tenure with the Fund
Kurt Daum, J.D.	Senior Portfolio Manager	Since September 2021
John Spear, CFA	Senior Portfolio Manager and co-Chief	Since September 2021
Investment Officer
James F. Jackson, Jr., CFA	Senior Portfolio Manager, Head of	Since September 2021
Fixed Income Portfolio Management,
and co-Chief Investment Officer
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	Since September 2021

The disclosure referencing James F. Jackson, Jr. under "Portfolio Management" on page 28 of the Prospectus is replaced with the following:

James F. Jackson, Jr., CFA, Victory Capital Senior Portfolio Manager, Head of Fixed Income Portfolio Management, and co-Chief Investment Officer–USAA Investments, a Victory Capital Investment Franchise, has co-managed the Fund since inception. Mr. Jackson has 22 years of investment management experience including 10 years with AMCO, which was acquired by the Adviser's parent company in 2019. Education: M.B.A. with High Distinction, Ross School of Business, University of Michigan; B.S., United States Naval Academy. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (800-539-3863) or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.